UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014

Navient Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2014, the Board of Directors of Navient Corporation (the “Company”), upon the recommendation of its Compensation and Personnel Committee, adopted and approved the Navient Deferred Compensation Plan, as amended and restated effective January 1, 2015 (the “New Plan”). The New Plan represents the merger of the Navient Supplemental 401(k) Savings Plan with and into the Navient Corporation Deferred Compensation Plan for Key Employees (together, the “Existing Plans”), effective January 1, 2015. As adopted, the New Plan is designed to provide certain senior employees of the Company, including the Company’s named executive officers, with the opportunity to save for retirement and other personal expenses on a tax-favored basis. The following description of the New Plan is qualified in its entirety by the full text of the plan document, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The New Plan generally is consistent with the Existing Plans. Subject to the terms and conditions set forth in the New Plan, each participating employee may elect to defer a portion of his or her eligible compensation, and amounts deferred are credited to each participant’s account along with certain Company contributions. Amounts in a participant’s account will be indexed to one or more investment alternatives chosen by each participant from a range of alternatives available under the New Plan. Participants will also make elections regarding the time and form of payment of their deferral under the New Plan, in accordance with Section 409A of the Internal Revenue Code of 1986. Each participant’s account will be adjusted to reflect the investment performance of the selected investment fund(s), including any appreciation or depreciation. The obligation to pay the vested balance of each participant’s account shall at all times be an unfunded and unsecured obligation of the Company. As such, benefits under the New Plan are payable from the general assets of the Company and are subject to the risk of corporate insolvency. Participants will not have any interest in any particular assets of the Company by reason of any obligation created under the New Plan.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Navient Deferred Compensation Plan, as amended and restated effective January 1, 2015

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: December 23, 2014	By:	/s/ Mark L. Heleen
Mark L. Heleen
Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Navient Deferred Compensation Plan, as amended and restated effective January 1, 2015

*	Filed herewith.